 INVESCO EUROPEAN SMALL COMPANY                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:         12/31/2014
FILENUMBER:                811-1540
SERIESNO.:                 18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                           $ 3,787
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                           $    36
           Class C                           $   426
           Class Y                           $ 3,218

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                           $0.2808
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                           $0.1511
           Class C                           $0.1511
           Class Y                           $0.3296

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                            14,064
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                               252
           Class C                             2,932
           Class Y                            11,369

74V.   1   Net asset value per share (to nearest cent)
           Class A                           $ 12.36
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                           $ 11.65
           Class C                           $ 11.66
           Class Y                           $ 12.39

INVESCO INTERNATIONAL SMALL COMPANY FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FORPERIOD ENDING:          12/31/2014
FILENUMBER:                811-1540
SERIESNO.:                 19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                            $ 2,620
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                            $    16
           Class C                            $   151
           Class Y                            $ 2,074
           Class R5                           $ 1,181
           Class R6                           $   814

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                            $0.2769
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                            $0.1050
           Class C                            $0.1050
           Class Y                            $0.3403
           Class R5                           $0.3581
           Class R6                           $0.3790

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                             10,077
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                160
           Class C                              1,498
           Class Y                              6,621
           Class R5                             3,450
           Class R6                             2,515

74V.   1   Net asset value per share (to nearest cent)
           Class A                            $ 18.40
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                            $ 17.66
           Class C                            $ 17.67
           Class Y                            $ 18.42
           Class R5                           $ 18.27
           Class R6                           $ 18.27

 INVESCO SMALL CAP EQUITY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:         12/31/2014
FILE NUMBER:               811-1540
SERIES NO.:                21

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                            37,031
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                               667
          Class C                                             4,982
          Class R                                             6,846
          Class Y                                            22,888
          Class R5                                           10,397
          Class R6                                            7,061

74V.  1   Net asset value per share (to nearest cent)
          Class A                                           $ 15.16
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                           $ 12.92
          Class C                                           $ 12.92
          Class R                                           $ 14.50
          Class Y                                           $ 15.47
          Class R5                                          $ 16.24
          Class R6                                          $ 16.28

 INVESCO GLOBAL CORE EQUITY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:         12/31/2014
FILE NUMBER:               811-1540
SERIES NO.:                23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $10,355
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                                    $    98
           Class C                                                    $   342
           Class R                                                    $     7
           Class Y                                                    $   288
           Class R5                                                   $     8

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.1676
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                    $0.0442
           Class C                                                    $0.0442
           Class R                                                    $0.1264
           Class Y                                                    $0.2091
           Class R5                                                   $0.2259

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     68,485
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                      2,444
           Class C                                                      8,538
           Class R                                                         59
           Class Y                                                      1,549
           Class R5                                                        26

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 13.65
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 13.03
           Class C                                                    $ 13.07
           Class R                                                    $ 13.65
           Class Y                                                    $ 13.64
           Class R5                                                   $ 13.81